UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 1999


                                 DELTA MILLS, INC.
    (Exact name of registrant as specified in its charter)


DELAWARE
333-376-17                                   13-2677657
(State or other jurisdiction of
(Commission              (I.R.S. Employer
  Incorporation or organization)           File Number)
Identification No.)


     233 North Main Street
     Hammond Square, Suite 200
     Greenville, South Carolina
29601
     (Address of principal executive offices)
(Zip Code)


                                                    864\232-
8301
             Registrant's telephone number, including area code


Not Applicable

        Former name, former address and former fiscal year, if changed since last report.



















Item 5.  Other Events.

The press release of Delta Woodside Industries, Inc., the indirect parent of the Registrant, dated August 20, 1999, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference thereto.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

     Not Applicable

(b)  Pro forma financial information

     Not Applicable

(c)  Exhibits

     Exhibit No.                                Description

       99.1                        Press release dated August
20, 1999.



































                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DELTA MILLS, INC.

(Registrant)




Date       August 26, 1999
     /s/ Robert W.Humphreys
                              Robert W. Humphreys
                              Vice President-Finance









































                         Exhibit Index

The following exhibit is filed herewith:

Exhibit No.                        Description

  99.1                   Press release dated August 20, 1999